UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant     ☒

Filed by a party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EQT Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Step 1: Go to www.envisionreports.com/EQT. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/EQT Online Go to www.envisionreports.com/EQT or scan the QR code — login details are located in the shaded bar below. Notice of Annual Meeting of Shareholders 03RHTC + + Important Notice Regarding the Availability of Proxy Materials for EQT Corporation’s Annual Meeting of Shareholders to be held on Wednesday, April 19, 2023. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials (the "Proxy Materials") for the 2023 Annual Meeting of Shareholders (the "Annual Meeting") are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Materials before voting. The 2023 Proxy Statement, 2022 Annual Report on Form 10-K, and form of Proxy Card to shareholders are available at: Obtaining a Paper Copy of the Proxy Materials – If you want to receive a paper copy of the Proxy Materials, you must request one. There is no charge to you for requesting a paper copy. Please make your request as instructed on the reverse side on or before April 7, 2023 to facilitate timely delivery. 2NOT Easy Online Access — View your Proxy Materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a paper copy of the Proxy Materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current Proxy Materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a paper copy of the Proxy Materials. — Internet – Go to www.envisionreports.com/EQT. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials EQT Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of Proxy Materials must be received by April 7, 2023. The 2023 Annual Meeting of Shareholders of EQT Corporation (the "Company") will be held on Wednesday, April 19, 2023 at 8:00 a.m. Eastern Time virtually via live webcast at https://meetnow.global/MS5GNXG. To access and vote online during the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below, along with the Board of Directors’ recommendations. The Board of Directors recommends you vote FOR each of the director nominees listed in proposal 1, FOR proposals 2 and 4, and 1 YEAR for proposal 3: 1. Election of Directors: 01 - Lydia I. Beebe 02 - Lee M. Canaan 03 - Janet L. Carrig 04 - Frank C. Hu 05 - Kathryn J. Jackson, Ph.D. 06 - John F. McCartney 07 - James T. McManus II 08 - Anita M. Powers 09 - Daniel J. Rice IV 10 - Toby Z. Rice 11 - Hallie A. Vanderhider 2. Advisory vote to approve the 2022 compensation of the Company’s named executive officers (say-on-pay) 3. Advisory vote on the frequency of advisory votes on named executive officer compensation (say-on-frequency) 4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2023 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Shareholder Meeting Notice